INVENTORIES, NET (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
INVENTORIES, NET
Beginning balance	$ 6,308	$ 1,115
Increased during the year	18,975	5,392
Exchange rate difference	(231)	(199)
Ending balance	$ 25,052	$ 6,308